UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 15, 2007

New Century Financial Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-32314	56-2451736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18400 Von Karman Avenue, Suite 1000, Irvine, California	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 440-7030

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Filing of Monthly Operating Reports for the Month Ended April 30, 2007 with the Bankruptcy Court

On June 15, 2007, New Century Financial Corporation (the “Company”) and certain of its debtor-in-possession subsidiaries (collectively with the Company, the “Debtors”) filed their monthly operating reports for the month ended April 30, 2007 (collectively, the “April Monthly Operating Reports”), with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

The monthly operating report for the Company for the month ended April 30, 2007 is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Complete copies of the April Monthly Operating Reports, including the monthly operating reports for each of the debtor-in-possession subsidiaries and all attachments thereto, are also available without charge on the website of the Company’s Claims and Noticing Agent, XRoads Case Management Services, at www.xroadscms.net/newcentury.

Cautionary Statement Regarding April Monthly Operating Reports

The April Monthly Operating Reports contains financial information that has not been audited or reviewed by independent registered accountants, is not presented in accordance with generally accepted accounting principles and may be subject to future reconciliation and adjustments. The information contained in the April Monthly Operating Reports has been prepared in accordance with applicable law under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) and is not to be used for investment purposes. There can be no assurance that the April Monthly Operating Reports are complete. The Debtors may amend or otherwise change the information contained in the April Monthly Operating Reports at a future date.

As explained in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on February 7, 2007, the previously filed interim financial statements of the Company for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006 (the “Interim Financial Statements”) should not be relied upon. As explained in a Current Report on Form 8-K filed by the Company with the SEC on May 24, 2007, the previously filed annual financial statements of the Company for its fiscal year ended December 31, 2005 (the “2005 Financial Statements”) should also not be relied upon. The information contained in the April Monthly Operating Reports is further qualified by these disclosures.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	New Century Financial Corporation monthly operating report for the month ended April 30, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Century Financial Corporation

June 18, 2007	By:	/s/ Holly Etlin
	Name:	Holly Etlin
	Title:	President, Chief Executive Officer and Chief Restructuring Officer

Exhibit Index

Exhibit No.	Description
99.1	New Century Financial Corporation monthly operating report for the month ended April 30, 2007